UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2006

QWEST COMMUNICATIONS INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15577	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2006, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Qwest Communications International Inc. (“Qwest” or the “Company” or “we” or “us” or “our”) approved the basic structure of the 2007 Qwest Management Bonus Plan (the “Bonus Plan”). Our Chairman and Chief Executive Officer (Richard C. Notebaert), our Chief Financial Officer (Oren G. Shaffer) and our other named executive officers (Barry K. Allen, Richard N. Baer and Paula Kruger) are eligible to participate in the Bonus Plan. Under the Bonus Plan, bonus payments are calculated using bonus target percentages (expressed as a percentage of base salary) and are adjusted based on a combination of corporate, business unit and individual performance.

Target bonus percentages are: 200% for Mr. Notebaert; 150% for Messrs. Shaffer and Allen; and 100% for Mr. Baer and Ms. Kruger.  These amounts may be further adjusted by 0% to 150% for corporate and business unit performance and by 0% to 150% for individual performance. Corporate and business unit performance are determined by a weighted average of a combination of measures, which may include revenue, operating margin, net income, cash flow, and imperatives depending on the department in which an employee works. The Committee will approve performance targets for each of these measures in the first quarter of 2007. Individual performance is determined by an evaluation by the supervising manager, or by the Board in the case of Mr. Notebaert, of overall employee performance compared to established performance objectives and behaviors exhibited by the employee compared to our Qwest brand attributes and values.

A summary of the Bonus Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2006, our Board amended Sections 3.02 and 3.03 of our Amended and Restated Bylaws to provide for majority voting in director elections.  Section 3.02 was amended to change the voting standard for the election of directors from a plurality of votes cast to a majority of votes cast in uncontested elections.  A majority of the votes cast means that the number of votes “for” a director must exceed 50% of the votes cast with respect to that director (with “abstention” votes not counting as votes cast).  In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of the votes cast.  Sections 3.02 and 3.03 were also amended to add provisions relating to the processes that director nominees and our Board must follow in tendering and accepting director resignation letters in uncontested elections.  The amendments were effective immediately.  A copy of our Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Qwest Communications International Inc.

10.1	2007 Qwest Management Bonus Plan Summary

Forward Looking Statements Warning

This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives, among others; our substantial indebtedness, and our inability to complete any efforts to de-lever our balance sheet through asset sales or other transactions; any adverse outcome of the current investigation by the U.S. Attorney’s office in Denver into certain matters relating to us; adverse results of increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are or were the subject of governmental investigations, and, to the extent not covered by insurance, if any, our inability to satisfy any resulting obligations from funds available to us, if any; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the likelihood of certain of our competitors consolidating with other providers; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; and our ability to utilize net operating losses in projected amounts.

The information contained in this filing is a statement of Qwest’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest’s assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest’s assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This filing may include analysts’ estimates and other information prepared by third parties for which Qwest assumes no responsibility.

Qwest undertakes no obligation to review or confirm analysts’ expectations or estimates or to filing publicly any revisions to any forward-looking statements and other statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this filing, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE:	December 18, 2006	By:	/s/ STEPHEN E. BRILZ
		Name:	Stephen E. Brilz
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Qwest Communications International Inc.

10.1	2007 Qwest Management Bonus Plan Summary